Filed pursuant to Rule 497
File No. 333-203683

CĪON INVESTMENT CORPORATION

Supplement No. 5 dated July 12, 2017

To

Prospectus dated April 28, 2017

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of CĪON Investment Corporation dated April 28, 2017, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR CONTINUOUS PUBLIC OFFERINGS

Our initial continuous public offering ended on December 31, 2015 and our follow-on continuous public offering commenced on January 25, 2016.  Since commencing our initial continuous public offering on July 2, 2012 and through July 11, 2017, we received and accepted subscriptions in our offerings for approximately 100,278,600 shares of our common stock at an average price per share of $10.29, for corresponding gross proceeds of approximately $1,032,299,000, including shares purchased by our affiliates and shares repurchased pursuant to our share repurchase program but excluding shares issued pursuant to and proceeds from our distribution reinvestment plan, as amended and restated.

This supplement amends the indicated sections of the Prospectus as follows:

MANAGEMENT

Effective July 11, 2017, our board of directors approved an increase in the size of the board from six to seven directors, and thereafter appointed Joseph Glatt, 44, as an interested director for a term expiring at our 2018 annual meeting of shareholders or until his successor is duly elected and qualified. Mr. Glatt was not appointed to serve as a member of our audit committee or nominating and corporate governance committee. As a result of the appointment of Mr. Glatt, our board of directors consists of three interested directors and four independent directors.

Joseph Glatt, 44, joined Apollo in 2007 and serves as General Counsel, Secretary and Vice President for Apollo Capital Management, L.P.  Mr. Glatt also serves as Chief Legal Officer of Apollo Investment Corporation (since 2014), Secretary (since 2010) and Vice President (since 2009).  Since 2011, he has served as the Chief Legal Officer of Apollo Senior Floating Rate Fund Inc., and since 2013, he has served as the Chief Legal Officer of Apollo Tactical Income Fund Inc.  Prior to joining Apollo in 2007, Mr. Glatt was associated with the law firms of Simpson Thacher & Bartlett LLP from 1998 to 2003 and Schulte Roth & Zabel LLP from 2003 to 2007, in each case, primarily focusing on mergers and acquisitions, leveraged buyouts and capital markets activities.  Mr. Glatt received his JD from the University of Pennsylvania Law School and graduated summa cum laude from Rutgers College with a BA in Political Science, Psychology and Hebraic Studies.

Mr. Glatt is the appointee of AIM to our board of directors pursuant to that certain third amended and restated limited liability company agreement of CIM, dated as of July 11, 2017, or the CIM LLC Agreement.  See below for a discussion of the CIM LLC Agreement.

INVESTMENT SUB-ADVISORY AGREEMENT

On July 11, 2017, the members of CIM entered into the CIM LLC Agreement with AIM for the purpose of creating a joint venture between AIM and CIG. Under the CIM LLC Agreement, AIM was issued a newly-created class of membership interests in CIM pursuant to which AIM (i) will share in the profits, losses, distributions and expenses of CIM with the other members in accordance with the terms of the CIM LLC Agreement, which will ultimately result in CIG and AIM each owning a 50% economic interest in CIM; (ii) will have limited voting rights with respect to certain material corporate transactions of CIM enumerated in the CIM LLC Agreement; and (iii) has the right to appoint an individual to serve as a member of the board of directors of CIM, the investment committee of CIM and our board of directors.  Howard Widra and Richard Kilcoyne will serve as AIM's appointee to the board of directors and the investment committee of CIM, respectively. In addition, see above for a discussion of the appointment of Joseph Glatt as an interested director of our board.

At a special meeting of our board of directors held on July 10, 2017, our independent directors unanimously approved the termination of the investment sub-advisory agreement, with such termination to be effective upon execution of the CIM LLC Agreement and satisfaction of all conditions to closing set forth therein. As a result of the execution of the CIM LLC Agreement, the investment sub-advisory agreement was terminated as of July 11, 2017. Although the investment sub-advisory agreement and AIM's engagement as our investment sub-adviser has been terminated, AIM will continue to perform identical services for CIM and our company, including, without limitation, identifying investment opportunities and making investment recommendations for approval by CIM. AIM will not be paid a separate fee in exchange for such services, but will be entitled to receive distributions as a member of CIM as described above.